FORUM FUNDS

THE DF DENT PREMIER GROWTH FUND

Supplement dated February 5, 2010 to the Statement of Additional Information “(SAI”)
dated November 1, 2009

In the SAI, under the section entitled “3. Management,” the Trustee Ownership table is corrected to read as follows:

1. Trustee Ownership in the Fund and Other Series of the Trust

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2008	Aggregate Dollar Range of Ownership as of December 31, 2008 in all Funds Overseen by Trustee in the Trust
Interested Trustee
John Y. Keffer	None	None
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	$10,001 - $50,000	Over $100,000

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PLEASE RETAIN FOR FUTURE REFERENCE.